                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY
                               -----------------

          As a Director and/or Officer of Hoechst Celanese Corporation, which will file with the Securities and Exchange Commission, Washington, D.C., its Annual Report on Form 10-K for the year of 1995 pursuant to the provisions of the Securities Exchange Act of 1934, I do hereby constitute and appoint Harry R. Benz, Thomas F. Kennedy and David A. Jenkins, and each of them (with full power to each of them to act alone) my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for me and in my name, place, and stead, in my offices and capacities as aforesaid and on behalf of the Corporation, to execute and file the said Annual Report on Form 10-K, any amendment thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith; granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as I might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have executed this instrument on February 27, 1996.

                                              By: /s/ Richard J. Bailey
                                                 --------------------------
                                                      Richard J. Bailey

                               POWER OF ATTORNEY
                               -----------------

          As a Director and/or Officer of Hoechst Celanese Corporation, which will file with the Securities and Exchange Commission, Washington, D.C., its Annual Report on Form 10-K for the year of 1995 pursuant to the provisions of the Securities Exchange Act of 1934, I do hereby constitute and appoint Harry R. Benz, Thomas F. Kennedy and David A. Jenkins, and each of them (with full power to each of them to act alone) my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for me and in my name, place, and stead, in my offices and capacities as aforesaid and on behalf of the Corporation, to execute and file the said Annual Report on Form 10-K, any amendment thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith; granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as I might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have executed this instrument on February 27, 1996.

                                    By:   /s/ Harry R. Benz
                                       ---------------------------
                                              Harry R. Benz

                               POWER OF ATTORNEY
                               -----------------

          As a Director and/or Officer of Hoechst Celanese Corporation, which will file with the Securities and Exchange Commission, Washington, D.C., its Annual Report on Form 10-K for the year of 1995 pursuant to the provisions of the Securities Exchange Act of 1934, I do hereby constitute and appoint Harry R. Benz, Thomas F. Kennedy and David A. Jenkins, and each of them (with full power to each of them to act alone) my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for me and in my name, place, and stead, in my offices and capacities as aforesaid and on behalf of the Corporation, to execute and file the said Annual Report on Form 10-K, any amendment thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith; granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as I might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have executed this instrument on February 27, 1996.

                                      By:  /s/  William B. Harris
                                         ------------------------------
                                                William B. Harris

                               POWER OF ATTORNEY
                               -----------------

          As a Director and/or Officer of Hoechst Celanese Corporation, which will file with the Securities and Exchange Commission, Washington, D.C., its Annual Report on Form 10-K for the year of 1995 pursuant to the provisions of the Securities Exchange Act of 1934, I do hereby constitute and appoint Harry R. Benz, Thomas F. Kennedy and David A. Jenkins, and each of them (with full power to each of them to act alone) my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for me and in my name, place, and stead, in my offices and capacities as aforesaid and on behalf of the Corporation, to execute and file the said Annual Report on Form 10-K, any amendment thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith; granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as I might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have executed this instrument on February 27, 1996.

                                 By: /s/ David A. Jenkins
                                     --------------------------
                                         David A. Jenkins

                               POWER OF ATTORNEY
                               -----------------

          As a Director and/or Officer of Hoechst Celanese Corporation, which will file with the Securities and Exchange Commission, Washington, D.C., its Annual Report on Form 10-K for the year of 1995 pursuant to the provisions of the Securities Exchange Act of 1934, I do hereby constitute and appoint Harry R. Benz, Thomas F. Kennedy and David A. Jenkins, and each of them (with full power to each of them to act alone) my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for me and in my name, place, and stead, in my offices and capacities as aforesaid and on behalf of the Corporation, to execute and file the said Annual Report on Form 10-K, any amendment thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith; granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as I might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have executed this instrument on February 27, 1996.


                                             By:  /s/ Thomas F. Kennedy
                                                 --------------------------
                                                      Thomas F. Kennedy

                               POWER OF ATTORNEY
                               -----------------

          As a Director and/or Officer of Hoechst Celanese Corporation, which will file with the Securities and Exchange Commission, Washington, D.C., its Annual Report on Form 10-K for the year of 1995 pursuant to the provisions of the Securities Exchange Act of 1934, I do hereby constitute and appoint Harry R. Benz, Thomas F. Kennedy and David A. Jenkins, and each of them (with full power to each of them to act alone) my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for me and in my name, place, and stead, in my offices and capacities as aforesaid and on behalf of the Corporation, to execute and file the said Annual Report on Form 10-K, any amendment thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith; granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as I might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have executed this instrument on February 27, 1996.


                                               By: /s/ Guenter Metz
                                                   -----------------------
                                                   Dr. Guenter Metz

                               POWER OF ATTORNEY
                               -----------------

          As a Director and/or Officer of Hoechst Celanese Corporation, which will file with the Securities and Exchange Commission, Washington, D.C., its Annual Report on Form 10-K for the year of 1995 pursuant to the provisions of the Securities Exchange Act of 1934, I do hereby constitute and appoint Harry R. Benz, Thomas F. Kennedy and David A. Jenkins, and each of them (with full power to each of them to act alone) my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for me and in my name, place, and stead, in my offices and capacities as aforesaid and on behalf of the Corporation, to execute and file the said Annual Report on Form 10-K, any amendment thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith; granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as I might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have executed this instrument on February 27, 1996.

                                        By:  /s/ Klaus Warning
                                            ------------------------
                                             Dr. Klaus Warning